                                                                    EXHIBIT 10.1

                            [Unofficial Translation]

                                    AGREEMENT

              Drafted and signed on March 3, 2010 in Tel-Aviv-Yafo

Between:  Bank Leumi L'Israel Ltd.

          Address for the purpose of this agreement: 13 Ehad Haam St.,
          Tel-Aviv-Yafo ("LEUMI")

                                                             ON THE FIRST PARTY;

Between:  Bank Hapoalim Ltd.

          Address for the purpose of this agreement: 23 Menachem Begin Road,
          Tel-Aviv-Yafo ("HAPOALIM")

                                                            ON THE SECOND PARTY;

Between:  Israel Discount Bank Ltd.

          Address for the purpose of this agreement: 17 Yehuda Halevy Street,
          Tel-Aviv-Yafo ("Discount")

                                                             ON THE THIRD PARTY;

          (Leumi, Hapoalim and Discount called jointly and separately "THE
          AFOREMENTIONED BANKS")

Between:  Tefron Ltd., Registration No. 52-0043407

          Address for the purpose of this agreement: P.O. Box 1365, Industrial
          Center, Tardyon, D.N. Misgav 20719 ("TEFRON")

                                                            ON THE FOURTH PARTY;

Between:  Hi-Tex founded by Tefron Ltd., Registration No.51-2489816

          Address for the purpose of this agreement: P.O. Box 1365, Industrial
          Center, Tardyon, D.N. Misgav 20719 ("HI-TEX")

                                                             ON THE FIFTH PARTY;

Between:  Macro Clothing Ltd., Registration No.51-222954-3

          Address for the purpose of this agreement: P.O. Box 1365, Industrial
          Center, Tardyon, D.N. Misgav 20719 ("MACRO")

                                                             ON THE SIXTH PARTY;

          (Tefron, Hi-Tex and Macro will be called jointly and separately the
          "AFOREMENTIONED CORPORATIONS")

Whereas:          The Aforementioned  Corporations owe the Aforementioned Banks
                  in accounts managed in the name of  the  Aforementioned
                  Corporations  in  each  one  of  the   Aforementioned   Banks
                  (the "AFOREMENTIONED ACCOUNTS"),  different sums due to
                  credits and other bank services which wereprovided to the
                  Aforementioned Corporations by the Aforementioned Banks;

Whereas:          The  Aforementioned  Corporations  sign and/or created for the benefit of the  Aforementioned Banks different liens and
                  guarantees,  which include current liens in unlimited  amount upon all the  Aforementioned  Corporations'  property,  and fixed liens in  unlimited  amount upon the unpaid capital and reputation of the  Aforementioned  Corporations  (the
                  "AFOREMENTIONED LIENS");

Whereas:          The  Aforementioned   Corporations  do  not  fulfill  their
                  debts  and  obligations  to  the Aforementioned Banks;

Whereas:          The Aforementioned  Corporations  requested the Aforementioned
                  Banks to reach a settlement of their debts and obligations to the Aforementioned Banks;

Whereas:          On January 6, 2010 a memorandum of understanding was executed
                  by the  Aforementioned  Corporations and the   Aforementioned
                  Banks   formulating  most  of  the  agreements   between  the
                  Aforementioned   Corporations   and  the   Aforementioned
                  Banks  relating  to  the settlement  of  the  Aforementioned
                  Corporations'  debts  and  obligations  to  the Aforementioned
                  Banks ("LETTER OF PRINCIPLES").

Whereas:          According to the Letter of Principles it was agreed between the  Aforementioned  Corporations and the  Aforementioned
                  Banks,  that settling the debts of the  Aforementioned
                  Corporations will be done in a detailed agreement that will be signed by March 31, 2010.

                  THEREFORE IT WAS CONDITIONED AND AGREED, AS FOLLOWS:

1.   INTRODUCTION

     1.1  The introduction of this agreement and its annexes are inseparable from it.

     1.2  This agreement is additional to all the agreements and documents of every kind which were signed by and between the Aforementioned
          Corporations towards the Aforementioned Banks and it is not to detract from the obligations and/or guarantees which were given by the
          Aforementioned Corporations in the Aforementioned Documents, excluding what is specifically said in this agreement.

     1.3  In addition to the terms which are defined in this agreement, the following terms will be defined as:

          1.3.1 "THE DETERMINED RATIO": - Everywhere in this agreement where this term is mentioned, the division between the banks will be as detailed below:

               1.3.1.1 Leumi - 51.3% (fifty one percent and three tenths of a percent)

               1.3.1.2 Hapoalim - 23.8% (twenty three percent and eight tenths of a percent)

               1.3.1.3 Discount - 24.9% (twenty four percent and nine tenths of a percent)

          1.3.2 "THE AFOREMENTIONED CREDIT" - Jointly and separately: credit line, Loans A', Loans B', the additional credit lines, which will be made available to the Aforementioned Corporations as detailed in this agreement.

2.   DECLARATION AND OBLIGATIONS

     The Aforementioned Corporations declare to the Aforementioned Banks and confirm to the Aforementioned Banks, as follows:

     2.1  That the balance of the obligation of the Aforementioned
          Corporations against the Aforementioned Banks in the accounts managed in the name of the Aforementioned Corporations in each one of the
          Aforementioned Banks (the "Aforementioned Accounts"), as of 21.2.2010
          is as described in annex 2.1 (jointly, the "Current Obligations of the
          Corporations").

     2.2  That they have examined the Current Obligations of the Corporations in the Aforementioned Accounts, including all movements, transfers, payments and obligations of every kind and at any time in the
          Aforementioned Accounts, and they confirm the accuracy and that they do not, and will not, have any claims with respect to them.

     2.3  That they have checked the Aforementioned Accounts and the deposits in them of any kind, whether existing today or existing in the past, including securities deposits, loans, lines of credit, current accounts, checking accounts and all the obligations, credits, transfers, payments, movements, activities in securities activities in savings plans and all other activities of every kind in the
          Aforementioned Accounts and deposits and they confirm the accuracy of all the aforementioned amounts and activities done in the
          Aforementioned Accounts and deposits, and every other matter or addition connected to the Aforementioned Accounts and deposits in the bank.

     2.4  That they have checked all obligations and/or credit of interest
          (including their rates, manner of calculation, dates of changes, manner of obligation and/or credit with respect to them and the manner and date of notice with respect to them), linkage differentials, rate differentials, obligations with respect to the acquisition or sale of foreign currency, fees, expenses, management fees, etc. in the
          Aforementioned Accounts and deposits of every kind in the
          Aforementioned Banks, whether existing today or existing in the past, and they confirm their accuracy.

     2.5  That all of the documents of every kind that were signed by the
          Aforementioned Corporations, from time to time, for the benefit of any of the Aforementioned Banks in connection with the obligations of the
          Current Obligations of the Corporations, the amounts guaranteed and the liens and security securing them, are in full force and are binding in every manner.

     2.6  That there is, and will not be, and they irrevocably waive every demand or claim of every kind against the Aforementioned Banks and/or the subsidiaries and/or affiliated companies and/or officers and/or employees and/or agents and/or consultants of any of the
          Aforementioned Banks in every related matter, directly or indirectly, to the obligations of the corporations, to the guaranteed amounts and every remaining matters mentioned in this Section 2.

     2.7  That there is no hindrance under any agreement and/or law to the execution of this agreement and to the undertaking of the obligations included therein.

     2.8  That as of the date of execution of this agreement, all conditions and representations described herein have been satisfied, and to the extent of conditions that must be satisfied afterwards, to their knowledge there is no prevention to their completion and/or satisfaction completely and in a timely manner.

     2.9  That, to their knowledge there is nothing in the execution of this agreement and/or its completion to grant to any third party and right and/or cause to demand immediate payment of their obligations with respect to such party, all or in part and/or a misrepresentation and/or liability of any of them towards any such party.

     2.10 That there is no claim, arbitration, litigation or administrative proceeding pending against the aforementioned corporation, and that they are not aware of any upcoming proceedings against any of them that can affect the capability of the Aforementioned Corporations to fulfill their obligations to the Aforementioned Banks according to this agreement, except for the described proceedings in annex 2.10 to this agreement.

     2.11 That all the information that was given by them to the Bank is true, and accurately reflects the business condition of the Aforementioned
          Corporations. Moreover, the Aforementioned Corporations are not in
          possession of any information that has not been brought to the attention of the Aforementioned Banks and which had it been brought to the attention of any of the Aforementioned Banks, could have been affected the willingness of the Aforementioned Banks, or any one of them, to agree to that which is stated in this agreement, or any part thereof.

     2.12 That they are aware that the Aforementioned Banks' consent to settle the debts and the obligations of the Aforementioned Corporations to the Aforementioned Banks, under the conditions detailed of this agreement, was given only in the light of their declarations and consents which are stated in this agreement.

     2.13 Each document to be provided and/or signed in favor of the
          Aforementioned Banks will be in the format and under the terms that will be consented with the Aforementioned Banks, so far as this document is relevant to all the Aforementioned Banks and/or in the format and under the terms that will be consented between the
          Aforementioned Corporations and any one of the Aforementioned Banks,
          so far as this document is relevant only to the Aforementioned
          Corporations' conduct with the specific bank, all while there is an approval for taking the appropriate decision of the suitable organ of the corporation that will sign the document, and with a lawyers'
          approval for the validity of the decisions under any law.

     2.14 The Aforementioned Corporations will provide to the bank all the necessary agreements or the agreements which the bank may deem necessary for completion of what is stated in this agreement.

     2.15 All terms and commitments described in this agreement, as well as the security described in this agreement will be valid as long as the full amounts due to the Aforementioned Banks with respect to and in connection with the Current Obligations of the Corporations have not been paid.

3    ARRANGEMENT OF THE CURRENT OBLIGATIONS OF THE CORPORATIONS

     3.1  GENERAL PROVISIONS REGARDING THE GRANTING OF THE AFOREMENTIONED CREDIT

          3.1.1 Subject to the fulfillment of all the following terms, cumulatively, the Aforementioned Banks shall agree to the
               Aforementioned Corporations' request to receive the
               Aforementioned Credit as detailed in Section 3 below:

               3.1.1.1 The accuracy of all the declarations and representations of the Aforementioned Corporations as detailed in this
                    agreement; and

               3.1.1.2 The fulfillment of all the obligations of the
                    Aforementioned Corporations as detailed in this agreement;
                    and

               3.1.1.3 There is no legal and/or other restriction to grant the
                    Aforementioned Credit by the Aforementioned Banks, including those imposed by authority of directives from the Bank of
                    Israel or by authority of directives from any other legal
                    entity; and

               3.1.1.4 The Aforementioned Corporations will sign all of the required documents in format acceptable at the relevant
                    Bank, in accordance with the relevant Bank's discretion, in order to grant the Aforementioned Credit; and

               3.1.1.5 All of the required approvals and decisions will be delivered to the Aforementioned Banks, in accordance to the
                    Aforementioned Banks' discretion, in order to grant the
                    Aforementioned Credit.

          3.1.2 The Current Obligations of the Corporations, except those that have been settled as detailed in Section 3 above, will continue to be repaid as arranged in accordance with the terms of the agreements under which they have been granted to the
               Aforementioned Corporations.

     3.2  By signing this Agreement, the Aforementioned Corporations are requesting the granting of the Aforementioned Credit as detailed below:

          3.2.1 LOANS A

               Subject to the signature by the Aforementioned Corporations of the standard documents of the Aforementioned Banks which are required in order to grant loans, loans in foreign currency, and in accordance with the terms as detailed below:

               3.2.1.1 The principal of the loans shall be in the aggregate amount of US$ 15,000,000 (fifteen million United States
                    dollars) and shall be divided among the Banks according to the Determining Ratio and among the Aforementioned
                    Corporations according to the agreements they shall reach
                    with each of the Aforementioned Banks.

               3.2.1.2 The loans shall be provided for a period of 120 months.

               3.2.1.3 The principal of the loans shall carry annual interest at a rate to be agreed upon between the Aforementioned
                    Corporations and each one of the Aforementioned Banks in an agreement and/or in separate loan documents which shall be signed for this purpose by the Aforementioned Corporations towards any one of the Aforementioned Banks

               3.2.1.4 The interest on the loans shall be paid by the
                    Aforementioned Corporations in 40 consecutive quarterly
                    installments commencing from the end of three (3) months
                    from the date of the loans and in respect of the unpaid
                    principal balance of the loans, it stands at any date of
                    payment.

               3.2.1.5 The principal of the loans shall be paid in 4 (four)
                    installments until the date of final and full repayment of the loans, on such dates and in such sums as follows:

                    3.2.1.5.1 A sum total of 1,250,000 (one million two hundred and fifty thousand United States dollars), out of the
                         loans' principal shall be repaid at the end of the
                         seventh year after the date of providing the loans -
                         pro rata between all A Loans together.

                    3.2.1.5.2 A sum total of 1,250,000 (one million two hundred and fifty thousand United States dollars), out of the
                         loans' principal shall be repaid at the end of the
                         eighth year after the date of providing the loans - pro
                         rata between all the A Loans together.

                    3.2.1.5.3 A sum total of 1,250,000 (one million two hundred and fifty thousand United States dollars), out of the
                         loans' principal shall be repaid at the end of the
                         ninth year after the date of providing the loans - pro
                         rata between all the A Loans together.

                    3.2.1.5.4 A sum total of 11,250,000 (eleven million two
                         hundred and fifty thousand United States dollars), out
                         of the loans' principal shall be repaid at the end of
                         the tenth year after the date of providing the loans -
                         pro rata between all the A Loans together (hereinafter:
                         "THE FINAL PAYMENT OF A LOANS CAPITAL")

               3.2.1.6 All other terms of the loans shall be as detailed in pledge agreements regarding return of loans and/or written requests to receive a loan/credit, which shall be signed
                    between whichever of the Aforementioned Corporations and
                    whichever of the Aforementioned Banks as relevant.

                    (hereinafter: "LOANS A ")

               3.2.1.7 EARLY REPAYMENT OF LOANS A

                    The Aforementioned Corporations shall make early repayment of the unpaid balance of Loans A, in whole or in part, in a distribution between the Aforementioned Banks according to the Determining Ratio, in such instances, on such conditions and on such dates as are specified below:

                    3.2.1.7.1 Future Raising Capital - in any event where any of the Aforementioned Corporations raises capital, then
                         the sum constituting fifty percent (50%) of the Net
                         Consideration from the Capital Raising shall be used
                         for the purpose of early repayment, according to the
                         Determining Ratio, at the expense of the Final Payment
                         of Loans A Capital.

                         For the purpose of this section the terms below shall
                         have the following meaning:

                    3.2.1.7.1.1 "CAPITAL RAISING" - the injection of capital
                         into any of the Aforementioned Corporations, of any
                         kind and nature whatsoever and/or from any source
                         whatsoever, including by way of any issuance of shares
                         to the public and/or private issuance of shares and/or
                         receiving owners loans and/or allocation of rights
                         and/or securities of any kind and nature whatsoever to
                         any of the Aforementioned Corporations and excluding
                         capital raising as described in Section 4 below and/or
                         the allotment of shares in any of the Aforementioned
                         Corporations to the other Aforementioned Corporations
                         or any of them.

                    3.2.1.7.1.2 "THE NET CONSIDERATION FROM THE CAPITAL RAISING"
                         - the total of the cash consideration obtained within
                         the framework of any capital raising, after deduction
                         of the expenses Tefron actually paid to third parties
                         for the purpose of performing the capital raising,
                         including the fees of the attorneys, accountants and
                         other advisors to Tefron, payment to the Stock Exchange
                         and the Securities Authority, underwriters' and
                         distributors' commissions, and all at the total and
                         accumulative rate which shall not exceed 6% of the
                         total consideration from the capital raising.

                    3.2.1.7.2 THE SALE OF ASSETS - in any event where any of the aforementioned Corporations sells assets, other than
                         during the normal course of business of such
                         corporation, then the whole Net Consideration from the
                         Sale of the Asset shall be used for the purpose of
                         early repayment, according to the Determining Ratio, at
                         the expense of the Final Payment of Loans A principal.
                         The provisions of this Section 3.2.1.7.2 above shall
                         not apply in the event of a sale and/or transfer of the
                         assets between the aforementioned Corporations
                         themselves.

                    3.2.1.7.3 For the avoidance of doubt it is clarified, that the Aforementioned Corporations shall not perform a
                         sale of assets of any kind and nature whatsoever,
                         including among themselves, otherwise than during their
                         normal course of business, without obtaining the
                         consent of the aforementioned Banks in advance and in
                         writing.

                         For the purpose of this section the terms below shall
                         have the following meaning:

                    3.2.1.7.3.1 "THE NET CONSIDERATION FROM THE SALE OF THE
                         ASSET" - the total consideration obtained within the
                         framework of the sale of any asset, after the deduction
                         of taxes in respect of the sale of the assets which by
                         law are levied on any of the aforementioned
                         Corporations as the case may be.

               3.2.1.7.4 Excess Cash Flow - in any event where the Injection
                    Surplus sum according to the Financial Reports exceeds the
                    Determining Ratio, then the sum constituting 50% (fifty
                    percent) of the sum of the difference between the excess
                    cash flow and the Determining Ratio, shall be used for the purpose of early repayment, according to the Determining
                    Ratio, at the expense of the Final Payment of Loans A
                    principal, as it stands from time to time.

                    For the purpose of this section the terms below shall have the following meanings:

                    3.2.1.1.1.1 "Excess Cash Flow" - the sum of the EBITDA of
                         the Aforementioned Corporations according to the
                         financial reports, in any calendar year, after
                         deduction of: (a) the sum of the Aforementioned
                         Corporations' interest costs in respect of such
                         calendar year; and (b) the sum of the investments which
                         the Aforementioned Corporations made within the
                         framework of the activity and the ongoing maintenance
                         in respect of such calendar year (hereinafter: "The
                         Ongoing Investments"). For the avoidance of doubt it is
                         clarified, that the Aforementioned Corporations shall
                         not make any Ongoing Investments, including during
                         their normal course of business, in an accumulative
                         annual sum, for all the Aforementioned Corporations,
                         which exceeds the sum of $US 2,000,000 (two million
                         United States dollars).

                    3.2.1.7.4.2 "EBITDA" - the operational profit, as at its
                         value in the Aforementioned Corporations' financial
                         reports plus depreciation and deductions and with the
                         addition of non-cash flow expenses which arise from
                         granting of options to the Aforementioned Banks as
                         specified in Section 7.5 below. With regard the
                         financial reports which are drawn up according to IFRS,
                         the definition of EBITDA shall vary and the sections in
                         accordance with what is specified below shall not be
                         taken into account:

                         (a) Profits/losses from the revaluation of real estate
                         for investment.

                         (b) Profits/losses arising from the changes in the
                         actuarial discounts which are used for the purpose of
                         giving bonuses to employees.

                         (c) Capital profits/losses.

                         (d) Expenditures/income in respect of the revaluation
                         of options where the realization addition in respect
                         thereof is linked/a convertible element of convertible
                         debentures where their exercise price is linked.

                    3.2.1.7.4.3"Financial Reports" - Tefron Ltd.'s annual
                         financial reports on a consolidated basis which are
                         published by Tefron Ltd., in accordance with generally
                         accepted accounting standards in Israel, which include
                         inter alia a balance sheet, profit and loss account,
                         cash flow account, a report of the changes in equity
                         and any other report or explanation which may be
                         required according to the proper accounting rules
                         and/or according to any of the authorized authorities.

                    3.2.1.7.4.4"THE DETERMINING SUM" - the sum of 8,000,000
                         (eight) million United States dollars.

          3.2.2 LOANS B

               Subject to the execution by the Aforementioned Corporations of the standard documents of the Aforementioned Banks which are required in order to grant loans, loans in foreign currency, and in accordance with the terms as detailed below:

               3.2.2.1 The principal of the loans shall be in the total amount of US$ 5,000,000 (five million United States dollars) and
                    shall be divided among the Banks according to the
                    Determining Ratio, and among the Aforementioned Corporations according to the agreements they shall reach with each of
                    the Aforementioned Banks.

               3.2.2.2 The loans shall be provided for a period of 72 months.

               3.2.2.3 The principal of the loans shall carry annual interest at the rate to be agreed upon between the Aforementioned
                    Corporations and each one of the Aforementioned Banks in an agreement and/or in separate loan documents which shall be signed for this purpose by the Aforementioned Corporations towards any one of the Aforementioned Banks.

               3.2.2.4 The interest on the loans shall be by the Aforementioned
                    Corporations in 24 consecutive quarterly installments with effect from the end of three (3) months from the date of the loans in respect of the unpaid principal balance of the
                    loans, as it stands at any date of payment.

               3.2.2.5 The principal of the loans shall be paid in 4 (four)
                    installments until the date of final and full repayment of the loans, on such dates and in such sums as follows:

                    3.2.2.5.1 A sum total of US$ 1,250,000 (one million two
                         hundred and fifty thousand United States dollars), out
                         of the loans' principal shall be repaid at the end of
                         the third year after the date of providing the loans -
                         pro rata between all B Loans together

                    3.2.2.5.2 A sum total of US$ 1,250,000 (one million two
                         hundred and fifty thousand United States dollars), out
                         of the loans' principal shall be repaid at the end of
                         the fourth year after the date of providing the loans -
                         pro rata between all the B Loans together

                    3.2.2.5.3 A sum total of US$ 1,250,000 (one million two
                         hundred and fifty thousand United States dollars), out
                         of the loans' principal shall be repaid at the end of
                         the fifth year after the date of providing the loans -
                         pro rata between all the B Loans together

                    3.2.2.5.4 A sum total of US$ 1,250,000 (one million two
                         hundred and fifty thousand United States dollars), out
                         of the loans' principal shall be repaid at the end of
                         the sixth year after the date of providing the loans -
                         pro rata between all the B Loans together (hereinafter:
                         "THE FINAL PAYMENT OF B LOANS CAPITAL")

                    3.2.2.6 All other terms of the loans shall be as detailed in pledge agreements regarding return of loans and/or
                         written requests for a loan/credit, which shall be
                         signed between whichever of the Aforementioned
                         Corporations and whichever of the Aforementioned Banks
                         as relevant.

                         (hereinafter: "B LOANS")

3.3  A Loans and B Loans shall be used solely and exclusively for the payment of some of the Company's existing debts in each one of the Banks, in a distribution between the Banks according to the Determining Ratio.

3.4  Subject to their signature on this Agreement the aforementioned
     Corporations are instructing the aforementioned Banks to act upon the aforesaid in Section 3.3 above, and to repay part of the Corporations'
     existing loans, as detailed in Section 3.3 above, with the monies of A
     Loans and B Loans, immediately ensuing their deposit into their accounts at whichever of the aforementioned Banks. 3.3 Cancellation of Existing Credit
     Lines

3.5  Cancellation of Existing Frameworks

     3.5.1 Within seven days following the signing of this Agreement all existing credit frameworks in the Aforementioned Accounts shall be cancelled (hereinafter: "The Existing Credit Frameworks").

     3.5.2 Subject to their signature on this Agreement, the Aforementioned
          Corporations are directing the Aforementioned Banks, and granting irrevocable permission to cancel all Existing Credit Frameworks as aforesaid in Section 3.5.1 above. In order to enable the cancellation of all Existing Credit Frameworks, the Aforementioned Corporations are
          committing to sign any additional document that is required by whichever of the Aforementioned Banks, as required.

3.6. Provision of New Credit Framework

     3.6.1 At the time of the cancelation of the Existing Credit Framework, the
          Aforementioned Banks will provide the Aforementioned Corporations a new credit framework for the purpose of the working capital of the
          Aforementioned Corporations, in the Aforementioned Accounts in the
          total sum of US$8,950,000 (Eight million nine hundred and fifty thousand US Dollars) divided between the Aforementioned Banks according to the Determined Ratio (The "New Credit Framework"), under the following terms:

          3.6.1.1 The New Credit Framework will be made available by the
               Aforementioned Banks to the Aforementioned Corporations for a
               period not exceeding one year from the signing of this agreement;

          3.6.1.2 Use of the credit within the New Credit Framework will be done only when jointly directed by all of the Aforementioned
               Corporations. It is herby clarified that the distribution of the credit use of the New Credit Framework between the Aforementioned
               Corporations in each one of the Aforementioned Banks will be done according to the agreement between the Aforementioned
               Corporations and any one of the Aforementioned Banks according to the matter at hand;

          3.6.1.3 Payment of all the used credit of the New Credit Framework will be made no later than and until the end of one year from the signing of this agreement;

          3.6.1.4 The New Credit Framework will be provided to the
               Aforementioned Corporations as an operating/current credit in the
               Aforementioned Accounts and/or by short term loans that will not exceed one year and/or by providing bank guarantees and/or documentary credit, all as will be determined between the
               Aforementioned Corporations and between each of the
               Aforementioned Banks separately, subject to section 3.6.1.5;

          3.6.1.5 Despite what is stated in section 3.6.1.4 above, it is agreed that use of the New Credit Framework for new bank guarantees and/or new documentary credit provided by one of the
               Aforementioned Banks will require the consent, in advance and in writing, from the such bank as one of the Aforementioned
               Corporations requested to provide the new bank guarantees and/or new documentary credit, and the provision of any new bank
               guarantees and/or new documentary credit, will be subject to the sole discretion of each of the Aforementioned Banks, as is customary at that bank;

          3.6.1.6 All the conditions of paying the credit within the New Credit
               Framework, including various amounts and types of interest for the credit that will be used in the New Credit Framework and the various dates and options for paying the interest for the credit that was used from the New Credit Framework, will be determined between the Aforementioned Corporations and the relevant
               Aforementioned Banks by an agreement and/or by a separate written understanding that will be signed for this matter by one of the
               Aforementioned Corporations and one of the Aforementioned Banks
               accordingly.

                                       10

4.   INJECTION OF CAPITAL

     4.1  Tefron commits to complete a rights offering and/or a private placement in which not less than US$3,400,000 (minus expenses that
          Tefron paid in fact to third parties for the purpose of the rights offering and/or the private placement, including legal fees, accounting fees and fees to other advisers to Tefron, payment to the stock exchange and the Securities Authority, fees for underwriters and distributors and all at a total amount that will not exceed 6% of the total amount raised) (the "Permitted Offering Expenses") is invested in Tefron's equity (in addition to the existing capital) by March 31,
          2010 (The "First Capital Injection").

     4.2  Without derogating from the provisions of article 4.1 above, if the First Capital Injection that was invested in the Capital of Tefron is less than US$4,000,000 after deduction of the Permitted Offering
          Expenses, Tefron commits to complete by July 31, 2010 a rights offering and/or a private placement and/or further capital raising for an additional amount (in addition to the existing capital and to the net sum that was invested in the First Capital Injection) not less than the difference between US$4,000,000 and the amount actually invested in the First Capital Injection (minus Permitted Offering
          Expenses) (The "Second Capital Injection").

          The First Capital Injection and the Second Capital Injection together:
          "The Capital Injections".

     4.3  A copy of the letter of commitment towards the Banks, by the majority shareholder in Tefron, Norfet, Limited Partnership, pursuant to which
          Norfet committed subject to all the necessary regulatory permits and the approval of the shareholders of Tefron, that it and/or its designee will would participate in the Capital Injections attached to this agreement as annex 4.2.

5.   ADDITIONAL CREDIT LINES

     5.1  Subject to the full and timely performance of the capital injections, as detailed in Section 4 above (in other words USD $4,000,000, after deduction of Permitted Offering Expenses, until July 31, 2010), the
          Aforementioned Banks shall, upon request, grant to the Aforementioned
          Corporations, according the Determined Ratio, additional short-term credit lines in the aggregate amount of USD $1,800,000 (One Million
          Eight Hundred Thousand US Dollars) (hereinafter the "Additional Credit
          Line"), pursuant to the following conditions:

          5.1.1 The Additional Credit Lines will be made available by the
               Aforementioned Banks to the Aforementioned Corporations for a
               period of no longer than a year from the availability of the
               Additional Credit Line.

          5.1.2 The use of the credit made on account of the Additional Credit
               Line shall be performed only upon the mutual instructions of all of the Aforementioned Corporations.

          5.1.3 The repayment of all the used portions of the Additional Credit
               Line will be made no later than the year anniversary on which the
               Additional Credit Lines were granted.

          5.1.4 The Additional Credit Lines will be made available to the
               Aforementioned Corporations as operating/current credit lines of the Aforementioned Accounts and/or short-term loans of no longer than one year and/or via bank guarantees and/or documentary credit; all as agreed upon by the Aforementioned Corporations and each of the Aforementioned Banks, in accordance with Section
               5.1.5 below.

          5.1.5 Notwithstanding that which is stated in Section 5.1.4 above, it is hereby agreed that any use of the Additional Credit Lines for purposes of the issuance of a new bank guarantee and/or new documentary credit by any of the Aforementioned Banks will require such Bank's prior written approval, and any such issuance of a new bank guarantee and/or new documentary credit will be subject to the sole discretion of such Bank, as per what is customary in such Bank.

          5.1.6 The repayment terms of the Additional Credit Lines, including the rate and type of interests on the utilized portion of the
               Additional Credit Lines, as well as the dates and method of the interest payments due as a resulting from the utilized portions of the Additional Credit Lines, shall be determined by the
               Aforementioned Corporations and the relevant Aforementioned
               Bank(s) upon written agreement and/or separate promissory notes which will be signed for this purpose by the relevant
               Aforementioned Corporation(s) and the relevant Aforementioned
               Bank(s).

                                       11

     5.2  In the event where, in the framework of the first capital injection, an investment of no less than USD $3,400,000 is made in Tefron after deducting the Permitted Offering Expenses, although this amount shall not exceed an amount of US $4,000,000 minus Permitted Offering
          Expenses (hereinafter the "First Actual Capital Injection"), the
          Aforementioned Banks agree, upon the request of the Aforementioned
          Corporations, to make the Additional Credit Lines available in an amount equal to the First Actual Capital Injection less USD
          $2,200,000, all in accordance with the Determined Ratio; for example:
          If the sum of the First Actual Capital Injection is USD $3,600,000
          after deducting the Permitted Offering Expenses, the Additional Credit
          Line will be equal to USD $1,400,000.

     5.3  Without derogating from that which is stated in Sections 5.1 and 5.2 above, it is agreed that, upon the request of the Aforementioned
          Corporations, the Aforementioned Banks will make available a partial amount of the Additional Credit Line of up to USD $1,200,000
          (hereinafter the "New Partial Additional Credit Line"), even before the First Actual Capital Injection, subject to the signatures of FIMI
          2001 Ltd., registration no. 513108332 and Mivtach Shamir Holdings
          Ltd., registration no. 520034125 (hereinafter the "Guarantors") on irrevocable letters of guarantee for the benefit of the Aforementioned
          Banks in an amount of up to $1,200,000 (One Million Two Hundred
          Thousand US Dollars) which will be equal to the New Partial Additional
          Credit Line requested by the Aforementioned Corporations (hereinafter the "Total Actual New Partial Additional Credit Line"); all in a
          manner by which each Guarantor will sign three letters of guarantee
          (one letter of guarantee per each of the Aforementioned Banks), which shall total an amount equal to half of the Total Actual New Partial
          Additional Credit Line, to secure the debts and obligations of the
          Aforementioned Corporations toward the Aforementioned Banks, to be split by the Aforementioned Banks in accordance with the Determined
          Ratio, to be detailed in the letters of guarantee in the forms attached hereto as annexes 5.2A - 5.2F (hereinafter the "Letters of
          Guarantee").

     5.4  For the avoidance of doubt, it is hereby clarified that the signing of the Letters of Guarantee shall not derogate from any of the
          Aforementioned Corporations obligations towards any of the
          Aforementioned Banks including those undertaken in this Agreement and
          Tefron's obligation to perform the First Capital Injection referenced in Section 4.1 above. It is hereby clarified that the non-performance of the First Capital Injection, as referenced in Section 4.1 above, shall be deemed a breach of the Aforementioned Corporations obligations towards the Bank, and shall be deemed as a separate cause of action for the immediate repayment of any credit given by any of the Aforementioned Banks, including the credit made available pursuant to this Agreement, even if the Letters of Guarantee have been issued to the Banks pursuant to Section 5.2 above.

     5.5  It is hereby agreed that in the event the Guarantors produce to the
          Banks the Letters of Guarantee, and if within the framework of the
          First Capital Injection no investment is made of at least USD
          $3,400,000 after deducting the Permitted Offering Expenses, by the date set forth in Section 4.1 above, then, and without derogating from any of the Aforementioned Banks' rights, including those granted pursuant to the Letters of Guarantee and those set forth in Section
          5.4 above, the Aforementioned Banks shall be permitted to demand from the Guarantors the amounts guaranteed on behalf of the Aforementioned
          Corporations for the benefit of the Aforementioned Banks pursuant to the Letters of Guarantee (hereinafter the "Guaranteed Amounts"), and each of the Aforementioned Banks shall be allowed to use the
          Guaranteed Amounts paid by the Guarantors for purposes of early repayment of a portion of the Aforementioned Corporations' outstanding debt toward such bank, at such bank's discretion.

     5.6  By signing this Agreement, the Aforementioned Corporations are hereby irrevocably instructing the Aforementioned Banks to use the Guaranteed
          Amounts, as decided by each of the Aforementioned Banks, for purposes of early repayment of a portion of the Aforementioned Corporations'
          outstanding debt toward such bank, at the discretion of each of the
          Aforementioned Banks, as applicable.

                                       12

6.   GUARANTEES

     6.1  In order to secure the payment of all the Aforementioned Credit, the
          Aforementioned Banks will use all the guarantees which were created and/or will be created in favor of the Aforementioned Banks and which are detailed in annex 6.1 of this agreement.

7.   OTHER OBLIGATIONS

     In addition to the collateral and obligations described in this Agreement as aforesaid, all of the following obligations shall also apply:

     7.1. The Aforementioned Corporations obligate themselves not to acquire, and not to provide financing for, any acquisition, and not obligate itself to acquire, any of their own shares in any manner or form, including, without limitation, by provision of a guarantee, directly or indirectly, by them or by any of their subsidiaries, to guarantee the obligations of any entity in their control, without the prior written consent of the Aforementioned Banks.

     7.2. The Aforementioned Corporations obligate themselves not to pass a resolution relating to voluntary liquidation, change of corporate structure, or its reorganization, merger, with another company or companies, merger with another company's assets, settlement or arrangement pursuant to Section 350 of the Companies Law, or any law in addition to or replacement thereof, without the prior written consent of the Aforementioned Banks.

     7.3. The Aforementioned Corporations obligate themselves, until full repayment of Loans "A" and "B" to the Aforementioned Banks, the
          Aforementioned Corporations obligate themselves not to pay, in any manner or form, directly or indirectly, to any of their shareholders or any of their controlling shareholders and/or their family members, or any entities under their control, and/or any third party that may be on their behalf on their stead, any amount, from or on account of, capital notes and/or loans granted or to be granted to the aforementioned entities, by any of the above, or in connection with them, including, without limitation, principal payments, interest, fees or expenses, and all without the prior written consent of the
          Aforementioned Banks. The above provisions of Section 7.3 shall not apply to payments made among the aforementioned entities themselves.

     7.4. The Aforementioned Corporations obligate themselves, until full repayment of Loans "A" and "B" to the Aforementioned Banks, the
          Aforementioned Corporations obligate themselves not to pay or obligate themselves to pay, in any manner or form, directly or indirectly (from earnings or capital or any other source), dividends to shareholders or their controlling shareholders and/or to any of their family members, and/or companies or entities any of the shareholders of which are interested parties therein and/or to any third party that may be on their behalf on their stead without the prior written consent of the
          Aforementioned Banks. The above provisions of Section 7.4 shall not apply to payments made among the aforementioned entities themselves.

          "Dividends" - as defined in the Companies law, 1999 (hereinafter, the
          "Companies Law") as amended from time to time, and/or interest, and/or management fees, and/or compensation payments, and/or indemnification payments (including compensation payments and indemnification payments on account of a claim), and/or consulting fees, and/or amounts of money, and/or in kind.

     7.5. Tefron obligates itself to issue to the Aforementioned Banks (in accordance with the Determined Ratio without consideration, an aggregate amount of 100,000 options, nominal value of NIS 10, of
          Tefron, against payment of an exercise price of US$4.50 per shares.
          The options shall be exercisable (in whole or in part) during a period of 48 months following the date of the signing of this Agreement. The terms of the options will be as set forth in customary option agreements, as agreed by Tefron and the Aforementioned Banks. Tefron agrees to carry out the grant of the options as described, after the receipt of all approvals required by law (including stock exchange approval to list the shares underlying the options) and this no later than April 15, 2010.

     7.6. By execution of this Agreement, the Aforementioned Banks agree not to exercise their rights against Tefron due to the expected lack of compliance with the financial ratios that Tefron has obligated itself to meet in 2009 (hereinafter, the "Aforementioned Cause") in accordance with Tefron's financial statements as of 31.12.2009, solely
          (hereinafter, the "Aforementioned Period"). For the avoidance of doubt, it is clarified that the consent of the Aforementioned Banks as aforesaid in this section is granted only in respect of the
          Aforementioned Cause in the Aforementioned Period.

                                       13

     7.7. Tefron obligates itself to satisfy, at all times during 2010, all of the financial ratios and the obligations as detailed below:

          7.7.1. EBITDA of Tefron, according to the consolidated financial statements for 2010, will be positive; and

          7.7.2. Shareholders equity of Tefron according to the consolidated financial statements (annual and quarterly), will not be less than thirty five million US dollars (US$35,000,000); and

          7.7.3. The aggregate balances of cash, inventory and receivables of
               Tefron according to the consolidated financial statements (annual and quarterly), will not be less than thirty three million US dollars (US$33,000,000); and

          7.7.4. The aggregate balance of receivables of Tefron according to the consolidated financial statements (annual and quarterly), will not be less than nine million US dollars (US$9,000,000); and

          7.7.5. The CEO and Chairman of any of the Aforementioned Corporations
               will not be compensated by a salary in excess of the salary of the CEO and the Chairman in effect on the date of the execution of this Agreement, as adjusted for the consumer price index.

     7.8. Until 30.11.2010, the Aforementioned Corporations will agree with the
          Aforementioned Banks regarding the financial ratios and additional obligations, including limitations on salaries of office holders in the Aforementioned Corporations, which the Aforementioned Corporations shall be required to comply with commencing 1.1.2011. If the
          Aforementioned Corporations and the Aforementioned Banks will not agree, by 30.11.2010, what financial ratios the Aforementioned
          Corporations will be required to meet commencing 1.1.2011, the
          Aforementioned Corporations shall be required to comply with the financial ratios that the Aforementioned Corporations agreed to prior to the date of the signing of this Agreement, and this as set forth in the undertakings attached hereto as annexes 7.8A - 7.8D.

8.   IMMEDIATE PAYMENT

     Each of the Aforementioned Banks will be permitted to demand immediate repayment of every portion of the Aforementioned Credit provided by it, together with all amounts that as bank determines to compensate it for any damage to it as a result of such immediate payment, upon the occurrence of one or more of the material events to any of the Aforementioned Banks a reason to cause any of the Aforementioned Credit to the immediately payable as described in any of the documents that are signed and/or will be signed by any of the Aforementioned Corporations towards such bank.

9.   REPORTS

     The Aforementioned Corporations will convey, on time, to the Aforementioned
     Banks all the following reports, announcements and statements:

     9.1  By April the first of every year, the audited consolidated financial reports of Tefron by external qualified accountant, while the included balance sheet relates to December 31 of the last year.

     9.2  Announcement in any case of occurrence of event which gives any of the
          Aforementioned Banks the right to demand immediate payment or such event is about to occur.

     9.3  Copies of any approval, announcement, report or other document which the Aforementioned Corporations have to give the registrar of companies or to the Securities Authority.

     9.4  Reports, documents, information and declaration as far as required by the Aforementioned Banks, and the Aforementioned Banks believe that they are relevant for managing the Aforementioned Credit, guarantees and the other Aforementioned Corporations' obligations to the
          Aforementioned Banks.

                                       14

10.  Miscellaneous

     10.1 A waiver by the Aforementioned Banks of a previous breach or non-performance of one or more of the Aforementioned Corporations'
          obligations and/or non-performance of any condition of this Agreement and/or any document signed by the Aforementioned Corporations towards the Aforementioned Banks (hereinafter the "Aforementioned Documents"), shall not constitute an approval for any additional breach or non-performance of any of the conditions obligations hereunder; and
          any refrainment by the Aforementioned Banks and/or by any other entity that is granted rights hereunder or pursuant to the Aforementioned
          Documents or by law, shall not constitute a waiver of such right.

     10.2 No waiver, relief, or change of any condition hereunder shall obligate the Aforementioned Banks or operate as approval of any non-performance by unless so authorized in writing by the Aforementioned Banks.

     10.3 All the undertakings of the Aforementioned Banks hereunder are not joint and several, rather they are of each of the Aforementioned
          Banks, in such a way that the Aforementioned Corporations shall not be entitled to bring any claim and/or demand and/or suit against any one of the Aforementioned Banks as a result of the non-performance of any conditions and/or undertakings of another bank under this Agreement.

     10.4 None of Aforementioned Corporations' rights hereunder and/or pursuant to any documents referenced in or related to this Agreement may be assigned, pledged, or transferred in any manner without the prior written consent of the Aforementioned Banks.

     10.5 The Aforementioned Corporations may not disclose this document to any entity without the Aforementioned Banks' prior written consent, unless there is an obligation to disclose this document by law.

     10.6 This Agreement is in addition to, and shall not derogate from, anything said in the Aforementioned Documents, and in any event of a conflict between a provision in the Aforementioned Documents and a provision in the this Agreement - the provision set forth in this
          Agreement shall prevail. For the avoidance of any doubts, it is hereby clarified that the above shall be limited to only to those situations where there is explicit reference to a specific matter, both in the
          Agreement and the Aforementioned Documents. It is further clarified that in any event where it would be reasonable to collectively interpret the conflicting provisions together - then they shall be so interpreted.

     10.7 Any notices sent by either party shall be sent to the addresses mentioned in the preamble of this Agreement or to any other address designated in writing, and shall be deemed to have been duly given on the third day after delivery, and if delivered by hand - at the time of such hand delivery.

     10.8 Each of the Aforementioned Corporations shall be jointly and severally responsible for fulfilling all the undertakings in this Agreement.

IN WITNESS WHEREOF:
          /s/                               /s/ Eran Rotem /s/ Yacov Gelbard
--------------------------                  --------------------------------
Bank Leumi Israel Ltd.                      Tefron Ltd.

          /s/                               /s/ Eran Rotem /s/ Yacov Gelbard
--------------------------                  --------------------------------
Bank Hapoalim Ltd.                          Hi-Tex Founded by Tefron Ltd.

          /s/                               /s/ Eran Rotem /s/ Yacov Gelbard
--------------------------                  --------------------------------
Israel Discount Banks Ltd.                  Macro Clothing Ltd.

                                       15

                                    ANNEX 2.1

TEFRON GROUP - CREDIT BALANCE AT BANKS AS OF 19/2/2010

                                                      TOTAL TO BANKS         HAPOALIM            DISCOUNT             LEUMI
                                                       ------------        ------------        ------------        ------------
                                                       BALANCE IN $        BALANCE IN $        BALANCE IN $        BALANCE IN $
                                                        (THOUSANDS)         (THOUSANDS)        (THOUSANDS)          (THOUSANDS)
                                                       ------------        ------------        ------------        ------------

Short Term Credit in NIS                                      1,073                 737                 336                   0
Short Term Credit in Foreign Currency                         3,006               2,432                 574                   0
Guarantees in NIS                                               219                 160                  59                   0
Guarantees/Documentary Credit in Foreign
Currency                                                      2,380               1,207                 673                 500
Loans in NIS                                                    301                   0                   0                 301
Loans in Foreign Currency                                    21,977               2,547               5,359              14,071
------------------------------------------------       ------------        ------------        ------------        ------------
Total Credit as of 19/2/2010                                 28,956               7,083               7,001              14,872
------------------------------------------------       ------------        ------------        ------------        ------------
Approved framework as per Memorandum of
Understanding -from Jan. 6, 2010.                            28,950               6,900               7,200              14,850

Percentage of each Bank                                                            23.8%               24.9%               51.3%
------------------------------------------------       ------------        ------------        ------------        ------------

                                    ANNEX 4.1

               [see exhibit 99.4 to this Registration Statement]

                          ANNEX 6.1 - SECURITY - Leumi

Pursuant to Section 6.1 to the agreement, described below are the security and guarantees created by Tefron Ltd. and/or Hi-Tex Founded by Tefron Ltd. and /or
Macro Clothing Ltd. (collectively, the "Aforementioned Corporations"), in the
Abovementioned Accounts in the bank, as defined in the agreement, to secure debts and obligations of any of the Aforementioned Corporations to Bank Leumi
L'Israel Ltd. (the "Bank"), as described below:

1.   TEFRON LTD.

     1.1 A first priority fixed lien without limitation as to amount from
28.5.2006, on the capital and goodwill and a first priority floating lien without limitation as to amount, on its plant and the rest of the property (lien
no. 48 in the Companies Registrar), all as described in the lien documentation.

     1.2 A continuing guarantee without limitation as to amount from 22.5.2006 upon the execution of Tefron Ltd., to secure the debts and obligations of Hi-Tex
Founded by Tefron Ltd. to the Bank.

     1.3 A continuing guarantee without limitation as to amount from 22.5.2006 upon the execution of Tefron Ltd., to secure the debts and obligations of Macro
Clothing Ltd. to the Bank.

2.   HI-TEX FOUNDED BY TEFRON LTD.

     2.1 A first priority fixed lien without limitation as to amount from
28.5.2006, on the capital and goodwill and a first priority floating lien without limitation as to amount, on its plant and the rest of the property (lien
no. 9 in the Companies Registrar), all as described in the lien documentation.

     2.2 A first priority fixed lien without limitation as to amount from
26.11.2009, on equipment (lien no. 11 in the Companies Registrar), all as described in the lien documentation.

     2.3 A continuing guarantee without limitation as to amount from 27.1.2009 upon the execution of Hi-Tex Founded by Tefron Ltd., to secure the debts and obligations of Tefron Ltd. to the Bank.

     2.4 A continuing guarantee without limitation as to amount from 27.1.2009 upon the execution of Hi-Tex Founded by Tefron Ltd., to secure the debts and obligations of Macro Clothing Ltd. to the Bank.

3.   MACRO CLOTHING LTD.

     3.1 A first priority fixed lien without limitation as to amount from
28.5.2006, on the capital and goodwill and a first priority floating lien without limitation as to amount, on its plant and the rest of the property (lien
no. 4 in the Companies Registrar), all as described in the lien documentation.

     3.2 A continuing guarantee limited to 10 (ten) million US dollars from
27.7.2009 upon the execution of Macro Clothing Ltd., to secure the debts and obligations of Tefron Ltd. to the Bank.

     3.3 A continuing guarantee limited to 10 (ten) million US dollars from
27.7.2009 upon the execution of Macro Clothing Ltd., to secure the debts and obligations of Hi-Tex Founded by Tefron Ltd. to the Bank.

4.   To remove any doubt, it is clarified that there is nothing in this annex to derogate from the right of the Bank against any of the Aforementioned
     Corporations and/or any other third party, on the basis of all security of any kind that was grantd to the Bank in connection with the debts and obligations of the Aforementioned Corporations to the Bank, and that are not described in this annex, including guarantee letters, as described in
     Section 5.2 to the agreement.

5.   Nothing in this annex shall derogate in any manner from the rights of the
     Bank against any of the Aforementioned Corporations and/or against any third parties, according to the agreement and/or any document that shall be signed and/or will be signed by any of the Aforementioned Corporations to the Bank.

                                       2

                                   ANNEX 6.1-A

BANK DISCOUNT GUARANTEES

                        REGISTER NUMBER       DATE               NOTES
                        ---------------       ----               -----
1. TEFRON
---------

Security                       9            29.12.82     Secures Hi-Tex as well
Guarantee                                    06/00
Guarantee                                   10.10.07
Guarantee                                   22.10.07

2. HI-TAX
---------

Security                       4            16.8.09      Secures Tefron as well
Fix Assets Security           11            26.11.09
Guarantee                                   10.10.07
Guarantee                                    06/00
Guarantee                                   22.10.07

                                   ANNEX 6.1-B

BANK HAPOALIM GUARANTEES

                          REGISTER NUMBER     DATE               NOTES
                          ---------------     ----               -----
1. TEFRON
---------

Security                         13         24.12.86
Security                         46         30.09.01
Security                         49         30.03.09
Guarantee                                   10.10.99
Guarantee                                   27.09.00
Guarantee                                   31.03.09     Together with Macro
Guarantee                                   31.03.09     Together with Hi-Tex
Guarantee                                   24.9.07

2. MACRO
---------

Security                         3          06.02.05
Guarantee                                   06.05.03
Guarantee                                   31.03.09     Together with Hi-Tex
Guarantee                                   24.09.07
Guarantee                                   31.03.09     Together with Tefron

3. HI-TEX
---------

Security                         2          18.02.98
Security                         3          18.10.99
Security                        10          31.03.09
Fix Assets Security             11          26.11.09     Secures Tefron and
                                                         Hi-Tex as well
Guarantee                                   10.10.99
Guarantee                                   31.03.09     Together with Macro
Guarantee                                   31.03.09     Together with Tefron
Guarantee                                   24.09.07

4. TEFRON HOLDINGS               1          10.10.99     Secures 95,900 shares
------------------                                       of Tefron